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FactSet Earnings Call
Fourth Quarter Fiscal 2019

September 26, 2019

Forward-Looking Statements and Non-GAAP Measures

This presentation may contain forward looking statements reflecting management's current expectations based on currently available information. Actual results may differ materially from what is expressed or forecasted in such forward-looking statements. More information about factors that could affect FactSet's business and financial results are in FactSet's filings with the SEC, including its most recent 8-K, 10-K and 10-Q. FactSet undertakes no obligation to publicly update any forward-looking statements as a result of new information, future events, or otherwise.

In addition, this presentation and oral statements made in connection with this presentation reference non-GAAP financial measures, such as ASV, organic revenue, adjusted operating metrics, adjusted diluted EPS and free cash flow. The use of these non-GAAP measures are limited as they include and/or do not include certain items not included and/or included in the most directly comparable GAAP measure. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures is provided in the appendix to this presentation and in FactSet's earnings release issued on September 26, 2019, which are posted on factset.com under the Investor Relations section.

Agenda

- Welcome/ Introductions
- Business Update
- Financial Overview
- Questions and Answers
- Appendix

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Business Update

Key Metrics[1] - Fourth Quarter 2019

ORGANIC ASV[2] + PROFESSIONAL SERVICES

5.1%
Driven by higher sales from analytics and CTS

+

ADJUSTED OPERATING MARGIN

33.9%
260 bps higher than Q4 2018

+

ADJUSTED DILUTED EPS

$2.61
18.6% growth YoY from stronger operating results

[1] Please see Appendix for a reconciliation of these non-GAAP metrics to GAAP metrics.
[2] Annual Subscription Value (ASV) at any given point in time represents the forward-looking revenues for the next twelve months from all subscription services currently supplied to clients and excludes professional services fees billed in the last 12 months, which are not subscription-based. Organic ASV excludes the effects of acquisitions, dispositions and foreign currency. Professional services are revenues derived from project-based consulting and implementation.

Organic ASV + Professional Services – Fourth Quarter 2019



Wealth
Growth Rate*:
10%
$151M
WEALTH:
10%
CTS
Growth Rate*:
15%
$170M
CTS:
12%
Analytics
Growth Rate*:
7%
$522M
ANALYTICS:
35%
$640M
RESEARCH:
43%
Research
Growth Rate*:
1%
ORGANIC GROWTH RATE 5.1%
= $1.48B
TOTAL ASV+PROF SVCS

* LTM Organic ASV Growth Rate is based on last twelve months as of August 31, 2019

Areas of Accelerated Investment

Content › Technology › People

CONTENT

- Deep Sector - Multiple Industries
- Wealth Advisors data
- Private Market

TECHNOLOGY

- Complete suite of APIs
- Smarter, personalized content
- Shift to Public Cloud

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Financial Overview

Fiscal 2019 Results versus Guidance

	FY 2019 Guidance	FY 2019 Results	
Organic ASV Growth Rate	$70m - $75m	$71.6m	=
GAAP Revenues	$1.42b - $1.44b	$1.44b	=
GAAP Operating Margin	30.0% - 30.5%	30.5%	=
Adjusted Operating Margin[1]	32.5% - 33.0%	33.2%	+
Annual Effective Tax Rate[2]	16.0% - 16.5%	15.3%	+
GAAP Diluted EPS	$8.90 - $9.00	$9.08	+
Adjusted Diluted EPS[1]	$9.80 - $9.90	$10.00	+

[1] Please see Appendix for a reconciliation of these non-GAAP metrics to GAAP metrics.

[2] The guidance for annual effective tax rate provided for fiscal 2019 did not include any one-time expense or benefit items that occurred in the year. Including these one-time items, the annual effective tax rate was 16.4%.

Key Financial & Operational Metrics

Q4| 2019

$365.6M — ORGANIC REVENUES
Organic revenues exclude the effects of acquisitions, dispositions, deferred revenue fair value adjustments and foreign currency.
▲ 5.3% change since 2018 | Q4

$1.48B — ASV + PROFESSIONAL SERVICES
Organic ASV excludes the effects of acquisitions, dispositions and foreign currency. Professional services are revenues derived from project-based consulting and implementation.
▲ 5.1% organically

$123.9M — ADJUSTED OPERATING INCOME
Revenue minus the costs of operations (i.e. operating expenses, which include the cost of services and selling, general and administrative expenses).
▲ 14.0% change since 2018 | Q4

33.9% — ADJUSTED OPERATING MARGIN*
Adjusted operating margin is calculated as adjusted operating income divided by GAAP revenues plus the deferred revenue fair value adjustment.
▲ 260 bps change since 2018 | Q4

126,822 — USER COUNT
Number of individuals accessing FactSet services across all client sites.
▲ 38.0% change since 2018 | Q4

5,574 — CLIENT COUNT
Companies subscribing to FactSet services with an ASV greater than $10,000.
▲ 8.4% change since 2018 | Q4

$2.61 — ADJUSTED DILUTED EPS
Adjusted net income divided by diluted shares outstanding.
▲ 18.6% change since 2018 | Q4

* The GAAP revenue number was further adjusted by a one-time non-core transaction relation revenue.

Organic ASV + Professional Services – Fourth Quarter 2019
By Regions



$23M
PROF SVCS
Growth rate: 6%
$145M
APAC
Growth rate: 11%
$404M
EMEA
Growth rate: 4%
$910M
AMERICAS
Growth rate: 5%
ORGANIC GROWTH RATE 5.1%
= $1.48B
TOTAL ASV+PROF SVCS

* LTM Organic ASV Growth Rate is based on last twelve months as of August 31, 2019

Fourth Quarter 2019 Financial Results*

(in thousands, except per share data)

For the Three Months Ended Aug 31 2019	2019	2018	% Change
GAAP Revenues	$ 364,283	$ 345,861	5.3%
Organic Revenues	$ 365,628	$ 347,258	5.3%
Operating Income	$ 111,568	$ 88,356	26.3%
Adjusted Operating Income	$ 123,881	$ 108,684	14.0%
Operating Margin	30.6%	25.5%	-
Adjusted Operating Margin	33.9%	31.3%	-
Net Income	$ 91,527	$ 68,823	33.0%
Adjusted Net Income	$ 101,892	$ 85,492	19.2%
GAAP Diluted EPS	$ 2.34	$ 1.77	32.2%
Adjusted Diluted EPS	$ 2.61	$ 2.20	18.6%
Free Cash Flow	$ 95,347	$ 91,179	4.6%

* Please see Appendix for a reconciliation of these non-GAAP metrics to GAAP metrics

Returning Capital to Shareholders

(in millions)



$500
$400
$300
$200
$100
$-
$280
$256
$357
$261
$304
$220
$61
$67
$74
$81
$89
$100
'14
'15
'16
'17
'18
'19
Cash Dividends
Share Repurchases

Projected Growth Rates for 2022[1]

Content

Technology

People

ANALYTICS	High Single Digit
CTS	Low 20's
WEALTH	Low Teens
RESEARCH	Low Single Digit

TOTAL GROWTH RATE

= High Single Digit

TOTAL ASV+PROF SVCS

33%+ Adjusted Operating Margin

10%+ Adjusted Diluted EPS Growth

[1] FactSet's expectations as of September 26, 2019. Actual results may differ materially from expectations above.

Business Outlook – Fiscal 2020[1]

	Guidance
Organic ASV + Professional Services Growth[2]	$65 - $85 million
GAAP Revenues	$1.49 - $1.50 billion
GAAP Operating Margin	28.5% - 29.5%
Adjusted Operating Margin[3]	31.5% - 32.5%
Effective Tax Rate	17.0% - 17.5%
GAAP Diluted EPS	$8.70 - $9.00
Adjusted Diluted EPS[3]	$9.85 - $10.15

The Business Outlook - Fiscal 2020 shown above is a forward-looking statement. Investors should review the Company's cautionary statements and risk factors referred to in this presentation, including the next slide. FactSet undertakes no obligation to publicly update any forward-looking statements as a result of new information, future events, or otherwise.

[1] FactSet's expectations as of September 26, 2019. Actual results may differ materially from expectations above.
[2] Growth over fiscal 2019
[3] Please see Appendix for a reconciliation of these non-GAAP metrics to GAAP metrics. [4] Please see Appendix for a reconciliation of these non-GAAP metrics to GAAP metrics.

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Questions and Answers

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Appendix

Non-GAAP Reconciliations

Organic Revenues

(in thousands)

	FOR THE THREE MONTHS ENDED AUGUST 31,			FOR THE YEAR ENDED AUGUST 31,		
(Unaudited)	**2019**	**2018**	**% Change**	**2019**	**2018**	**% Change**
GAAP Revenues	$ 364,283	$ 345,861	5.3%	$ 1,435,351	$ 1,350,145	6.3%
Deferred revenue fair value adjustment	1,262	1,397		5,185	7,691	
Currency impact	83	–		985	–	
Organic Revenues	$ 365,628	$ 347,258	5.3%	$ 1,441,521	$ 1,357,836	6.2%

Non-GAAP Reconciliations

Adjusted Operating Income, Margin, Net Income and Diluted EPS

(in thousands, except per share data)

	FOR THE THREE MONTHS ENDED AUGUST 31,			FOR THE YEAR ENDED AUGUST 31,		
(Unaudited)	**2019**	**2018**	**% Change**	**2019**	**2018**	**% Change**
GAAP Operating Income	$ 111,568	$ 88,356	26.3%	$ 438,035	$ 366,204	19.6%
Intangible asset amortization	7,260	6,079		24,920	24,665	
Deferred revenue fair value adjustment	1,262	1,397		5,185	7,691	
Other non-recurring Items	3,791	12,852		8,045	26,950	
Adjusted Operating Income	$ 123,881	$ 108,684	14.0%	$ 476,185	$ 425,510	11.9%
Adjusted Operating Margin	33.9%	31.3%		33.2%	31.3%	
GAAP Net Income	$ 91,527	$ 68,823	33.0%	352,790	$ 267,085	32.1%
Intangible asset amortization	5,931	4,985		20,262	19,723	
Deferred revenue fair value adjustment	1,031	1,146		4,215	6,084	
Other non-recurring Items	3.097	10,538		6,315	21,614	
Income tax items	306	–		5,274	21,310	
Adjusted Net Income	$ 101,892	$ 85,492	19.2%	$ 388,856	$ 335,816	15.8%
GAAP Diluted Earnings per Common Share	$ 2.34	$ 1.77	32.2%	$ 9.08	$ 6.78	33.9%
Intangible asset amortization	0.15	0.13		0.52	0.50	
Deferred revenue fair value adjustment	0.03	0.03		0.11	0.15	
Other non-recurring Items	0.08	0.27		0.15	0.56	
Income tax items	0.01	–		0.14	0.53	
Adjusted Diluted earnings per Common Share	$ 2.61	$ 2.20	18.6%	$ 10.00	$ 8.53	17.2%
Weighted Average Common Shares (Diluted)	39,056	38,879		38,873	39,377	

Non-GAAP Reconciliations

Free Cash Flow

(in thousands)

	FOR THE THREE MONTHS ENDED AUGUST 31,			FOR THE YEAR ENDED AUGUST 31,		
(Unaudited)	2019	2018	% Change	2019	2018	% Change
Net Cash Provided by Operating Activities	121,811	$ 106,324		$ 427,136	$ 385,668	
Capital Expenditures	(26,464)	(15,145)		(59,370)	(33,520)	
Free Cash Flow	$ 95,347	$ 91,179	4.6%	$ 367,766	$ 352,148	4.4%

Non-GAAP Reconciliations

Business Outlook Operating Margin, Net Income and Diluted EPS

(in thousands, except per share data)

FISCAL 2020 (FULL YEAR)	Low End of Range	High End of Range
GAAP operating margin	28.5%	29.5%
Intangible asset amortization	1.6%	1.6%
Deferred revenue fair value adjustment	0.3%	0.3%
Other non-recurring items	1.1%	1.1%
Adjusted Operating Margin	31.5%	32.5%
GAAP Net Income	$ 337,000	$ 349,000
Intangible asset amortization	19,485	19,485
Deferred revenue fair value adjustment	3,900	3,900
Other non-recurring items	21,150	21,150
Adjusted Net Income	$ 381,535	$ 393,535
GAAP Diluted Earnings per Common Share	$ 8.70	$ 9.00
Intangible asset amortization	0.50	0.50
Deferred revenue fair value adjustment	0.10	0.10
Other non-recurring items	0.55	0.55
Adjusted Diluted earnings per Common Share	$ 9.85	$ 10.15

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Thank you.